UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: December 10, 2003
Date of earliest event reported: December 9, 2003

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue Suite 440 Portland, Oregon 97239-4254
(Address of principal executive offices)

(503) 417-4800
(Registrant’s telephone number, including area code)

ITEM 5.                                                     OTHER EVENTS

On December 9, 2003, Precision Castparts Corp. issued a press release announcing that it had completed the acquisition of SPS Technologies, Inc. (“SPS”) and providing the final results of the merger consideration elections made by SPS shareholders in connection with the acquisition.  The press release is filed as Exhibit 99.1 to this report.

ITEM 7.                                                     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

	Exhibit 99.1	Press Release of Precision Castparts Corp. issued on December 9, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date:	December 10, 2003	By:	/s/ William D. Larsson
		Name:	William D. Larsson
		Title:	Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of Precision Castparts Corp. issued on December 9, 2003